UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
 ________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 11, 2013
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Synacor, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-33843	16-1542712
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
40 La Riviere Drive, Suite 300, Buffalo, New York (Address of principal executive offices)		14202
		(Zip Code)
Registrant’s telephone number, including area code: (716) 853-1362
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.
On March 11, 2013, Synacor, Inc. (“Synacor”) entered into a Joint Venture Agreement (the “JV Agreement”) with Maxit Technology Incorporated, a company incorporated under the laws of the British Virgin Islands (“Maxit”), and Synacor China, Ltd., a company incorporated under the laws of the Cayman Islands (the “JV Company”), pursuant to which Synacor and Maxit will each initially own 50% of the JV Company. Subject to the completion of customary regulatory requirements, the JV Company will, through a wholly foreign-owned subsidiary (the “WFOE”) in the People's Republic of China (the “PRC”), supply authentication and aggregation solutions for the delivery of online content and services to customers in the PRC.
In connection with the JV Agreement, Synacor, Maxit and the JV Company entered into a Shareholders Agreement dated March 11, 2013 (the “Shareholders Agreement”), which governs, among other things, Synacor's and Maxit's rights to designate members of the JV Company's board of directors, certain matters requiring board and shareholder approval, the JV Company's right to request capital from Synacor and Maxit (the “Call Option”), certain restrictions on the transfer of shares of the JV Company, certain competition-related matters, and Synacor's and Maxit's rights to buy the other out of the JV Company.
Terms of the JV Agreement
Under the terms of the JV Agreement, Synacor has agreed to provide US$0.4 million in initial funding and up to US$1.6 million in additional funding to the JV Company over the next two years through the purchase of non-voting, non-convertible Series A preferred shares of the JV Company. Series A preferred shares of the JV Company will be redeemable at the holder's option after March 11, 2016 and have a liquidation preference equal to the purchase price of the shares, with no further right to participate in a liquidation, dissolution or winding-up of the JV Company. Each of Maxit and Synacor will license certain intellectual property to the JV Company.
The JV Company has agreed to take all necessary actions to form a wholly-owned subsidiary in the Hong Kong Special Administrative Region of the PRC, which will in turn form the WFOE. The JV Company will seek to obtain the requisite approvals and business licenses from governmental authorities in the PRC.
Terms of the Shareholders Agreement
Under the terms of the Shareholders Agreement, the board of directors of the JV Company will consist of five members, with three members to be designated by Synacor (initially Ronald N. Frankel, William J. Stuart and George G. Chamoun) and two members to be designated by Maxit (initially Dr. Qiang Sean Wang and Dr. Mei Deng), and Dr. Wang will serve as CEO of the JV Company.
Synacor has a right of first refusal on any transfer of the Company's shares by Maxit. Neither Maxit nor Synacor may compete with the JV Company's business in the PRC for as long as such party remains a shareholder of the JV Company or has the right to designate a director and for two years thereafter.
The Shareholders Agreement also provides that the JV Company may, within two years after March 11, 2013, exercise the Call Option to request up to US$5 million in the aggregate in additional funding from Synacor and Maxit. Each of Synacor and Maxit may elect to contribute up to 50% of such additional funding and if either party elects not to contribute all or any of its 50% portion, the other party may contribute to the JV Company up to the other party's shortfall and accordingly receive additional shares of the JV Company. Other than in relation to the Call Option, Synacor and Maxit each have a pre-emptive right to purchase their pro rata share of equity securities issued in the future by the JV Company, subject to certain customary exceptions.
At any time, either Synacor or Maxit may offer to buy out the other by offering to purchase all of the JV Company's shares owned by the other party at a price specified by the bidding party. The non-initiating party must then either accept the first party's offer and sell its shares, or counter with a higher price at which it is willing to buy the first party's shares, with the process continuing until a party does not make a counter offer. If a party does not make a counter offer, it is deemed to accept the other's offer and must sell its shares.
If a governmental order is entered or a new law is enacted that has the effect of fundamentally frustrating the overall intent and purpose of the JV Agreement, either Synacor or Maxit can require the JV Company to redeem all of the JV Company's shares that the requesting party holds. If such redemption does not take place in a timely manner, the party seeking redemption can cause the JV Company to dissolve. In addition, if either Synacor or Maxit materially breaches the JV Agreement or any of the related documents, the other party may either require the breaching party to purchase all of the JV

Company's shares that the non-breaching party holds or require the JV Company to redeem all shares held by the breaching party.
The foregoing descriptions of the JV Agreement and the Shareholders Agreement are only summaries, do not purport to be complete and are qualified in their entirety by reference to the full text of such agreements, which will be filed as exhibits to the Company's Quarterly Report on Form 10-Q for the quarter ending March 31, 2013.

Item 7.01.	Regulation FD Disclosure.
On March 12, 2013, Synacor issued a press release announcing that it has formed a joint venture with Maxit to expand Synacor services to the PRC. A copy of the press release is attached as Exhibit 99.1 to this Current Report. The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in such filing.

Forward-Looking Statements

This Current Report on Form 8-K includes certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that do not represent historical facts and may be based on underlying assumptions. Actual results may vary materially from those expressed or implied by the statements herein due to changes in economic, business, competitive, technological and/or regulatory factors, and other factors affecting the operation of the respective businesses of Synacor. Words and phrases such as “agreement to,” “will,” “expected to,” “believe” and similar expressions are used in this Current Report on Form 8-K to identify forward-looking statements, including forward-looking statements regarding establishment of the wholly-owned subsidiary in Hong Kong and the WFOE and expected operations in China. These statements are based on information available to Synacor as of the date of this Current Report on Form 8-K and the current expectations or beliefs of management of Synacor, and are subject to uncertainty and changes in circumstances and involve a number of risks and uncertainties, some beyond Synacor's control, that could cause actual results to differ materially from those anticipated by these forward-looking statements. These risks and uncertainties include: (i) the JV Company not being able to obtain the approvals required from the PRC government for its establishment; (ii) increasing competition in the industry and the WFOE's ability to compete in the Chinese market; (iii) the impact of regulatory changes in the industry; (iv) potential difficulties associated with operating the joint venture and the WFOE; (v) the joint venture's ability to obtain additional financing; (vi) the WFOE's ability to offer competitive services in the Chinese market at a favorable margin; (vii) general business and economic conditions, including seasonality of the industry and growth trends in the industry; (viii) Synacor's ability to successfully enter the Chinese market and operate internationally; (ix) potential delays, including obtaining permits, licenses and other governmental approvals; (x) trade barriers and potential duties; and (xi) Synacor's and the joint venture's ability to protect intellectual property. More detailed information about these factors may be found in filings by Synacor, as applicable, with the Securities and Exchange Commission, including its most recent Quarterly Report on Form 10-Q. Synacor is under no obligation, and expressly disclaims any such obligation, to update or alter its forward-looking statements, whether as a result of new information, future events, or otherwise. These forward-looking statements should not be relied upon as representing Synacor's views as of any subsequent date, and Synacor is under no obligation, and expressly disclaims any responsibility, to update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Press release titled “Joint Venture Expands Synacor Reach to China” issued by Synacor, Inc. on March 12, 2013.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Synacor, Inc.
Date: March 14, 2013	By:	/s/ WILLIAM J. STUART
William J. Stuart
Chief Financial Officer and Secretary